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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                PCQUOTE.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                                36-4284139
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(State of Incorporation of Organization)   (I.R.S. Employer Identification No.)

              300 South Wacker Drive
                     Suite 300
                 Chicago, Illinois                         60606-6688
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(Address of principal executive offices)                   (zip code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box. /x/

Securities Act registration statement file number to which this Form relates:
333-80335

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
                          -----------------------------
                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Reference is made to the section "Description of Capital Stock" of the Registrant's Prospectus, constituting a part of the Registration Statement on Form S-1, Registration No. 333-80335 filed on June 9, 1999 by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which is incorporated herein by reference.

ITEM 2.  EXHIBITS.

                  The securities described herein have been approved for listing on the Nasdaq National Market, and are being registered pursuant to Section 12(g) of the Act. Accordingly, the following exhibits required in accordance with the Instructions as to Exhibits on Form 8-A are being duly filed with the Commission:

         1. Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 333-80335)).

         2. By-Laws (Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 333-80335)).

         4. Specimen Stock Certificate of the security being registered (Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-1 (File No. 333-80335)).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 24, 1999

                                                PCQUOTE.COM, INC.

                                                By:     /S/ JIM R. PORTER
                                                        Jim R. Porter
                                                        CHIEF EXECUTIVE OFFICER

                                                By:     /S/ ANDREW PETERSON
                                                        Andrew Peterson
                                                        SECRETARY